SUPPLEMENT DATED FEBRUARY 27, 2020

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2019

FOR PORTFOLIO OPTIMIZATION GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2019 for Portfolio Optimization Growth Portfolio, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The following is added alphabetically to the Principal Risks from Holdings in Underlying Funds subsection:

•                 Dividend-Oriented Companies Risk: Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future, which could result in a decrease in the value of the issuer’s stock and lower performance for the Underlying Fund.